UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2014

CAREVIEW COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54090	95-4659068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 State Highway 121, Suite B-240, Lewisville, TX 75067

 (Address of principal executive offices and Zip Code)

(972) 943-6050

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

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TABLE OF CONTENTS

Page

Item 1.01	Entry into a Material Definitive Agreement	3

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant	3

Item 3.02	Unregistered Sales of Equity Securities	4

Item 9.01	(d) Exhibits	5

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Item 1.01  Entry into a Material Definitive Agreement

Information called for by this item is contained in Item 2.03 below, which item is incorporated herein by reference.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As previously reported by CareView Communications, Inc. (the "Company") in our Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on April 27, 2011, we entered into a Note and Warrant Purchase Agreement dated April 21, 2011 (the "Purchase Agreement") with HealthCor Partners Fund, LP (“HealthCor Partners”) and HealthCor Hybrid Offshore Master Fund, LP (“HealthCor Hybrid” and, together with HealthCor Partners, the “HealthCor Parties”). Pursuant to the Purchase Agreement, we sold Senior Secured Convertible Notes to the HealthCor Parties in the aggregate initial principal amount of $20,000,000 (collectively the "2011 HealthCor Notes"), subject to adjustment in accordance with anti-dilution provisions set forth in the 2011 HealthCor Notes. The 2011 HealthCor Notes have a maturity date of April 20, 2021. We also issued Warrants to purchase an aggregate of up to 11,782,859 shares of our Common Stock at an exercise price per share equal to $1.40 per share to the HealthCor Parties (collectively the "HealthCor Warrants").

Amendment Agreement

As previously reported in our Current Report on Form 8-K filed with the SEC on January 6, 2012, we entered into a Note and Warrant Amendment Agreement with the HealthCor Parties on December 30, 2011 (the "First Amendment") to (a) amend the Purchase Agreement in order to modify the HealthCor Parties’ right to restrict certain equity issuances; and (b) amend the 2011 HealthCor Notes and the HealthCor Warrants, in order to eliminate certain anti-dilution provisions.

Second Amendment

As previously reported in our Current Report on Form 8-K filed with the SEC on February 2, 2012, we entered into a Second Amendment to Note and Warrant Purchase Agreement with the HealthCor Parties on January 31, 2012 (the "Second Amendment") which allowed us to sell additional Senior Convertible Notes to the HealthCor Parties in the aggregate initial principal amount of $5,000,000 (collectively, the "2012 HealthCor Notes"). The 2012 HealthCor Notes have a maturity date of January 31, 2022.

Third Amendment

As previously reported in our Current Report on Form 8-K filed with the SEC on August 26, 2013, we entered into a Third Amendment to Note and Warrant Purchase Agreement with the HealthCor Parties (the "Third Amendment") on August 20, 2013 to redefine our minimum cash balance requirements. All other terms and conditions of the Purchase Agreement, including all amendments thereto, remained the same.

Fourth Amendment

As previously reported in our Current Report on Form 8-K filed with the SEC on January 22, 2014, we entered into a Fourth Amendment to Note and Warrant Purchase Agreement with the HealthCor Parties (the "Fourth Amendment") on January 16, 2014 to sell and issue to the HealthCor Parties (i) additional notes (the "2014 HealthCor Notes") in the initial aggregate principal amount of $5,000,000, with a conversion price per share equal to $0.40 (subject to adjustment as described therein) and (ii) additional warrants (the "2014 Supplemental Warrants") to purchase an aggregate of up to 4,000,000 shares of our Common Stock at an exercise price per share equal to $0.40 (subject to adjustment as described therein).

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Fifth Amendment

On December 15, 2014, we entered into a Fifth Amendment to Note and Warrant Purchase Agreement (the "Fifth Amendment") with the HealthCor Parties and certain additional investors party thereto (such additional investors, the "New Investors" and, collectively with the HealthCor Parties, the "Investors") to sell and issue (i) additional notes in the initial aggregate principal amount of $6,000,000,with a conversion price per share equal to $0.52 (subject to adjustment as described therein) (the "Fifth Amendment Supplemental Closing Notes") and (ii) additional warrants to purchase an aggregate of up to 3,692,308 shares of our Common Stock at an exercise price per share equal to $0.52 (subject to adjustment as described therein) (the "Fifth Amendment Supplemental Warrants"). The New Investors are composed of all but one of our current directors and one of our officers. Subject to the satisfaction or waiver of the closing conditions under the Fifth Amendment, the closing date of the transaction will be on January 12, 2015, or such earlier date as the Company and the Investors may agree (the "Fifth Amendment Supplemental Closing Date").

On the Fifth Amendment Supplemental Closing Date, each of the Investors shall severally, not jointly, purchase the Fifth Amendment Supplemental Closing Notes and the Fifth Amendment Supplemental Warrants for cash, payable by wire transfer in same day funds to an account specified by the Company.

The Purchase Agreement and Fifth Amendment provides that we would grant to the Investors a security interest in our assets as collateral for payment of the Fifth Amendment Supplemental Closing Notes evidenced by that certain Pledge and Security Agreement dated as of April 20, 2011 (the "Security Agreement") and by that certain Intellectual Property Security Agreement dated as of April 20, 2011 (the "IP Security Agreement"). We intend to enter into an amended and restated Security Agreement and an amended and restated IP Security Agreement in order, among other things, to add the New Investors as secured parties (such amended and restated agreements, respectively the "Amended Security Agreement" and the "Amended IP Security Agreement").

The Purchase Agreement and the Fifth Amendment Supplemental Closing Notes also provide that we grant registration rights to the Investors for the Common Stock into which the Fifth Amendment Supplemental Closing Notes may be converted and that may be issued upon exercise of the Fifth Amendment Supplemental Warrants as provided for by that certain Registration Rights Agreement dated as of April 20, 2011 (the "Registration Rights Agreement").

The foregoing descriptions of the Purchase Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the 2011 HealthCor Notes, the 2012 HealthCor Notes, the 2014 HealthCor Notes, the form of the Fifth Amendment Supplemental Closing Notes, the Warrants, the 2014 Supplemental Warrants, the form of the Fifth Amendment Supplemental Warrants, the Security Agreement, the form of the Amended Security Agreement, the IP Security Agreement, the form of the Amended IP Security Agreement, and other transaction documents relating thereto are qualified, in their entirety, by reference to each such agreement or instrument, copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated by reference to this Item 2.03.

Item 3.02  Unregistered Sales of Equity Securities

As described above in Item 2.03 (incorporated herein by reference), on December 15, 2014, we entered into the Fifth Amendment with the Investors to sell and issue the Fifth Amendment Supplemental Closing Notes in the aggregate principal amount of $6,000,000 and the Fifth Amendment Supplemental Warrants to purchase up to an aggregate of 3,692,308 shares of our Common Stock. In connection with the expected sale of the Fifth Amendment Supplemental Closing Notes and the Fifth Amendment Supplemental Warrants to the Investors, the Company intends to rely upon the exemption from registration provided by Regulation D under the Securities Act of 1933, as amended.

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The foregoing descriptions of the Fifth Amendment Supplemental Closing Notes and the Fifth Amendment Supplemental Warrants are qualified, in their entirety, by reference to the form of the Fifth Amendment Supplemental Closing Notes and the form of the Fifth Amendment Supplemental Warrants, respectively, copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated by reference in response to this Item 3.02.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits:

Exh. No.	Date	Document
10.00	04/21/11	Note and Warrant Purchase Agreement between the Company and HealthCor Partners Fund, LP and HealthCor Hybrid Offshore Master Fund, LP(1)
10.01	04/21/11	Senior Secured Convertible Note of the Company payable to HealthCor Partners Fund, LP(1)
10.02	04/21/11	Senior Secured Convertible Note of the Company payable to HealthCor Hybrid Offshore Master Fund, LP(1)
10.03	04/21/11	Common Stock Purchase Warrant issued to HealthCor Partners Fund, LP to purchase 5,488,456 shares of the Company's Common Stock(1)
10.04	04/21/11	Common Stock Purchase Warrant issued to HealthCor Hybrid Offshore Master Fund, LP to purchase 6,294,403 shares of the Company's Common Stock(1)
10.05	04/21/11	Registration Rights Agreements between the Company and HealthCor Partners Fund, LP and HealthCor Hybrid Offshore Master Fund, LP(1)
10.06	04/21/11	Pledge and Security Agreement between the Company and HealthCor Partners Fund, LP and HealthCor Hybrid Offshore Master Fund, LP(1)
10.07	04/21/11	Intellectual Property Security Agreement between the Company and HealthCor Partners Fund, LP and HealthCor Hybrid Offshore Master Fund, LP(1)
10.08	12/31/11	Note and Warrant Amendment Agreement between the Company and HealthCor(2)
10.09	01/31/12	Second Amendment to Note and Warrant Purchase Agreement between the Company and HealthCor(3)
10.10	01/31/12	Senior Secured Convertible Note of the Company payable to HealthCor Partners Fund, LP(3)
10.11	01/31/12	Senior Secured Convertible Note of the Company payable to HealthCor Hybrid Offshore Master Fund, LP(3)
10.12	08/20/13	Third Amendment to Note and Warrant Purchase Agreement between the Company and HealthCor(4)
10.13	01/16/14	Fourth Amendment to Note and Warrant Purchase Agreement between the Company and HealthCor(5)
10.14	01/16/14	2014 Supplemental Closing Note payable to HealthCor Partners Fund, LP(5)
10.15	01/16/14	2014 Supplemental Closing Note payable to HealthCor Hybrid Offshore Master Fund, LP(5)
10.16	01/16/14	2014 Supplemental Warrant issued to HealthCor Partners Fund, LP to purchase1,863,200 shares of the Company's Common Stock(5)
10.17	01/16/14	2014 Supplemental Warrant issued to HealthCor Hybrid Offshore Master Fund, LP to purchase 2,136,800 shares of the Company's Common Stock(5)
10.18	01/16/14	2011 Replacement Note payable to HealthCor Partners Fund, LP(5)
10.19	01/16/14	2011 Replacement Note payable to HealthCor Hybrid Offshore Master Fund, LP(5)
10.20	01/16/14	2012 Replacement Note payable to HealthCor Partners Fund, LP(5)
10.21	01/16/14	2012 Replacement Note payable to HealthCor Hybrid Offshore Master Fund, LP(5)
10.22	12/15/14	Fifth Amendment to Note and Warrant Purchase Agreement between the Company and HealthCor*
10.23	12/15/14	Form of Fifth Amendment Supplemental Closing Note*
10.24	12/15/14	Form of Fifth Amendment Supplemental Warrant*
10.25	12/15/14	Form of Amended Pledge and Security Agreement between the Company and HealthCor Partners Fund, LP and HealthCor Hybrid Offshore Master Fund, LP*
10.26	12/15/14	Form of Amended Intellectual Property Security Agreement between the Company and HealthCor Partners Fund, LP and HealthCor Hybrid Offshore Master Fund, LP*

(1)    Filed with the Current Report on Form 8-K filed with the SEC on April 27, 2011.

(2)    Filed with the Current Report on Form 8-K filed with the SEC on January 6, 2012.

(3)    Filed with the Current Report on Form 8-K filed with the SEC on February 2, 2012.

(4)    Filed with the Current Report on Form 8-K filed with the SEC on August 26, 2013.

(5)    Filed with the Current Report on Form 8-K filed with the SEC on January 22, 2014.

* Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2014	CAREVIEW COMMUNICATIONS, INC.

	By:	/s/ Steven G. Johnson
Steven G. Johnson Chief Executive Officer

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